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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                           -----------------------

                                 FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           -----------------------

              Date of Report (Date of earliest event reported):

                                SEPTEMBER 5, 1996


                           -----------------------


                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.


                           -----------------------


                                    NEVADA
       (State or other jurisdiction of incorporation or organization)


               33-25129-LA                          84-1097751
          (Commission File No.)                 (I.R.S. Employer
                                                 Identification No.)

        17100 EL CAMINO REAL
              SUITE 100                                77058
          HOUSTON, TEXAS                            (Zip Code)
(Address of principal executive offices)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 486-8337



               ---------------------------------------------
               (Former address, if changed since last report)


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                    INFORMATION INCLUDED IN THIS REPORT


     This form 8-K/A amends the Form 8-K filed with the Commission on September 20, 1996, relating to the acquisition by Charter Communications International, Inc., a Nevada corporation (the "Company"), of Overlook Communications International Corporation, a North Carolina corporation ("OCI") to provide elimination of the financial information required pursuant to Item 7 thereof which was not filed with the Form 8-K on September 20, 1996.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statement of business acquired:

     The audited financial statements of OCI for the year ended December 31, 1995, were filed with the Form 8-K on September 20, 1996; the unaudited financial statements of OCI for the three months and six month period ended June 30, 1996, are file herewith.

                                       2


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               OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION
                          BALANCE SHEET - BY QUARTER
                                 (UNAUDITED)


                                                3/31/96          6/30/96
                                              -----------     -----------
ASSETS

CURRENT ASSETS:
  Cash                                        $   102,711     $    35,810
  Accounts Receivables (Net)                      566,882       1,040,726
  Miscellaneous Receivables                       474,650         879,914
  Prepaid Expenses                                248,398         415,955
                                              -----------     -----------
  Total Current Assets                          1,392,641       2,372,405
                                              -----------     -----------

FIXED ASSETS:
  Furniture and fixtures                           58,844          58,843
  Equipment                                     1,375,748       1,507,628
  Software                                        357,921         363,054
  Accumulated Depreciation                       (479,039)       (545,039)
                                              -----------     -----------
  Total Fixed Assets                            1,313,473       1,384,486
                                              -----------     -----------
  Total Assets                                $ 2,706,114     $ 3,756,891
                                              -----------     -----------
                                              -----------     -----------

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Trade payable                               $ 1,624,914     $ 2,381,655
  Accrued Liabilities                             266,366         348,287
  Note Payable                                  1,072,164       1,078,164
  Capital Leases                                    8,322           5,631
  Accrued Commissions                              64,472          84,342
                                              -----------     -----------
  Total Current Liabilities                     3,036,238       3,898,079
                                              -----------     -----------
  Long-term note payable                           50,000               -
  Captial Lease-Long Term                          36,428          36,428
                                              -----------     -----------
  Long Term Debt                                   86,428          36,428
                                              -----------     -----------
  Total Liabilities                             3,122,666       3,934,507

SHAREHOLDERS' EQUITY
  Common Stock                                  1,662,500       1,963,000
  Treasury Stock                                 (174,300)       (174,300)
  Retained Earnings                            (1,934,049)     (1,934,049)
  YTD Earnings                                     29,297         (32,266)
                                              -----------     -----------
  Total Equity                                   (416,552)       (177,615)
                                              -----------     -----------
  Total Liabilities and Equity                $ 2,706,114     $ 3,756,891
                                              -----------     -----------
                                              -----------     -----------

                                       3




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               OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION
                       1996 PROFIT AND LOSS - BY QUARTER
                                  (UNAUDITED)

                                    FIRST QUARTER  SECOND QUARTER  YEAR-TO-DATE
                                    -------------------------------------------

OCI Admin Fees                        $   13,842         10,150     $   23,992
Conferencing                              14,940         21,250         36,190
Debit Card Revenue                       367,149        695,405      1,062,554
Debit Card Trendar                       286,394        246,450        532,844
Interactive Service                      264,333         60,909        325,242
Long Distance Resale                      46,891        216,782        263,673
long Distance LCI                        127,282        120,497        247,779
Call Center                               68,701         58,039        126,740
                                    -------------------------------------------
Total Revenue                          1,189,532      1,429,482      2,619,014

Communications                           472,814        791,271      1,264,086
Contract Services                         30,605         32,559         63,164
Royalties                                 21,000          7,827         28,827
Depreciation                              50,000         66,000        116,000
Other Costs of Revenues                   10,689         15,629         26,318
                                    -------------------------------------------
Total Cost of Revenues                   585,108        913,286      1,498,395

Gross Profit                             604,424        516,196      1,120,619

Salaries/Wages                           272,673        246,862        519,535
Employee Benefits                         16,432         21,308         37,740
Payroll Taxes                             30,260         22,407         52,667
Contract Labor                            38,973         39,431         78,404
Commissions                               53,783         65,462        119,245
Advertising                                4,348          2,171          6,519
Travel & Entertainment                    17,925         14,105         32,030
Rent & Utilities                          58,727         58,455        117,182
Insurance                                  2,829          3,226          6,055
Repairs & Maintenance                      1,064          4,160          5,224
Office Supplies                            3,618          3,904          7,522
Misc. Expense                             10,089          4,689         14,778
Bad Debt Expense                           7,000         15,000         22,000
Dues/Subscriptions                           472            725          1,197
Postage & Shipping                         5,791          8,285         14,076
Legal & Accounting                        16,658         25,850         42,508
Bank Fees/Charges                          1,940          4,154          6,094
Taxes                                      4,506          3,222          7,728
                                    -------------------------------------------
Total SG&A                               547,088        543,416      1,090,504

Net Operating Inc. (Loss)                 57,336        (27,220)        30,115

Interest Expense                          28,036         34,343         62,379
                                    -------------------------------------------
Profit before tax                     $   29,299     $  (61,563)    $  (32,264)
                                    -------------------------------------------
                                    -------------------------------------------

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               OVERLOOK COMMUNICATIONS INTERNATIONAL
                    1996 CASH FLOW BY QUARTER
                          (UNAUDITED)

                                                         FIRST        SECOND
                                                        QUARTER       QUARTER
                                                       -----------------------
OPERATING ACTIVITIES
  Net income (loss)                                    $  29,299     $ (61,563)

  Adjustments to reconcile net loss to net cash
   used in operating activities:
  Depreciation expense                                    50,000        66,000
  Changes in operating assets and liabilities:
    Accounts receivable                                 (365,354)     (473,842)
    Receivable from related party                       (215,689)     (405,262)
    Other assets                                         (65,834)     (167,557)
    Accounts payable                                     549,255       756,736
    Accrued liabilities                                   84,525       101,791
                                                       -----------------------
  Net cash flows (used in) from operating activities      66,201      (183,697)

INVESTING ACTIVITIES
  Investments in property and equipment                 (278,734)     (137,013)
                                                       -----------------------
  Net cash flows used in investing activities           (278,734)     (137,013)

FINANCING ACTIVITIES
  Repayment of capital lease obligation                   (2,613)       (2,692)
  Proceeds from shareholder loans                         77,588             -
  Repayment of shareholder loans                         (25,000)      (14,000)
  Proceeds from notes payable                            152,242        20,000
  Repayment of notes payable                                   -       (50,000)
  Proceeds from issuance of common stock                  25,000       300,500
  Purchase of treasury stock                                   -             -
                                                       -----------------------
  Net cash flows from financing activities               227,217       253,808

  Net (decrease) increase in cash                         14,683       (66,902)
  Cash at the beginning of the quarter                    88,027       102,711
                                                       -----------------------
  Cash at the end of the quarter                         102,711        35,810
                                                       -----------------------
                                                       -----------------------


     (b)  PRO FORMA financial information:

     Charter filed a 10-Q for the nine months ended September 30, 1996 and included in that document is an unaudited balance sheet including the affects of the transaction. Accordingly, no unaudited pro forma balance sheet is included herein. Attached is an unaudited pro forma statement of combined operations for the nine months ended September 30, 1996 and the notes thereto.

            UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                                                            Historical (1)                                 Pro Forma
                                     ------------------------------------------------------------  -------------------------
                                         Charter                      Overlook
                                     Communications     Phoenix     Communications    Worldlink
                                     International,      Data       International   Communication
                                          Inc.       Systems, Inc.   Corporation        Inc.       Adjustments     Combined
                                     --------------  -------------  --------------  -------------  -----------   -----------
REVENUES:
  Communications Services              $ 1,536,189     $               3,363,261      2,721,132                  $ 7,620,582
  Hardware and Software                  1,998,694      1,204,890                                                  3,203,584
  Internet Connection Services           1,228,523              0                                                  1,228,523
  System Services                          540,826        161,001                                                    701,827
                                       -----------     ----------     ----------     ----------                  -----------
  TOTAL REVENUES                       $ 5,304,232     $1,365,891     $3,363,261     $2,721,132                  $12,754,516
                                       -----------     ----------     ----------     ----------                  -----------

COST OF REVENUES AND
 OPERATING EXPENSES:
  Data Communications and
   Operations                            2,614,573        104,702      2,415,135      2,403,185                    7,537,595
  Hardware and Software Cost             1,584,694      1,015,753                                                  2,600,447
  Sales and Marketing                      968,410         91,629        356,103        135,631                    1,551,773
  General and Administrative             2,663,937        180,635        879,463        455,260                    4,179,295
  Bad Debts                                188,164                        26,000        127,223                      341,387
  Depreciation and Amortization            698,698         15,061        183,779         30,400     584,440(2)     1,512,378
  Interest Expense                         282,897         (3,346)        76,082         23,704                      379,337
  Other (Income) Expense                     1,619         (2,271)          (240)        10,086                        9,194
                                       -----------     ----------     ----------     ----------    --------      -----------
    TOTAL COST OF REVENUES AND
     OPERATIONS                          9,002,992      1,402,163      3,936,322      3,185,489     584,440       18,111,406
                                       -----------     ----------     ----------     ----------    --------      -----------

    LOSS BEFORE INCOME TAXES AND
     MINORITY INTEREST IN
     CONSOLIDATED SUBSIDIARY            (3,698,760)       (36,272)      (573,061)      (464,357)   (584,440)      (5,356,890)

  INCOME TAX PROVISION (BENEFIT)

  MINORITY INTEREST IN CONSOLIDATED
   SUBSIDIARY                               12,783                                                  (12,783)(3)             0
                                       -----------     ----------     ----------     ----------     -------      -----------
  NET LOSS                             $(3,685,977)    $  (36,272)    $ (573,061)    $ (464,357)  $(597,223)(2)   $(5,356,890)
                                       -----------     ----------     ----------     ----------     -------      -----------
                                       -----------     ----------     ----------     ----------     -------      -----------
  LOSS PER COMMON SHARE                $     (0.31)                                                              $     (0.24)
                                       -----------                                                               -----------
                                       -----------                                                               -----------
  WEIGHTED AVERAGE SHARES OUTSTANDING   11,886,440                                                                21,876,312
                                       -----------                                                               -----------
                                       -----------                                                               -----------

           SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


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        CHARTER COMMUNICATIONS INTERNATIONAL, INC. AND SUBSIDIARIES
            NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                              SEPTEMBER 30, 1996


On March 21, 1996, Charter Communications International, Inc. (the Company) acquired all of the outstanding common stock of Phoenix Data Systems, Inc. (Systems) by immediately issuing 825,000 shares of the Company's common stock valued at $2.00 per share and deferring the issuance of an additional 175,000 shares of common stock subject to warranties and covenants of Systems and Systems shareholders that could be used to offset claims against Systems. All claims against Systems have been settled and the 175,000 shares were issued on September 20, 1996. Additionally, the Company acquired the remaining 10% minority interest of Phoenix DataNet, Inc. (PDN) by issuing 150,000 shares of the Company's common stock valued at $2.00.

On July 25, 1996, the Company entered into an agreement to acquire 100 percent of the issued and outstanding stock of Overlook Communications International Corporation (OCI). The transaction involved the exchange of 9,000,000 shares of the Company's common stock for all of the outstanding shares of OCI. The shares issued in transaction were valued at $2.00 per share, the estimated fair market value as of the date the transaction was consummated.

On September 13, 1996, the Company entered into an agreement to acquire 100 percent of the issued and outstanding stock of Worldlink Communications, Inc. (Worldlink). The transaction involved the exchange of 1,850,000 shares of the Company's common stock for all of the outstanding shares of Worldlink. The shares issued in transaction were valued at $2.00 per share, the estimated fair market value as of the date the transaction was consummated.

(1) Column includes unaudited historical financial information for Charter, Systems, OCI and Worldlink and was obtained from the respective companies financial statements.

(2) Adjustment to amortize goodwill acquired, totaling $24,414,478, over a period ranging from five years to thirty years beginning January 1, 1996.

(3) Adjustment to eliminate minority interest in consolidated subsidiary, Phoenix DataNet, Inc. as of January 1, 1996.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: November 19, 1996



                         CHARTER COMMUNICATIONS INTERNATIONAL, INC.


                         By:   /s/ David G. Olson
                               -------------------------------------------
                                   David G. Olson, Chief Executive Officer